                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of earliest event reported - March 20, 1998


                             UTOPIA MARKETING, INC.
                          (formerly SAM & LIBBY, INC.)
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


          California              0-19616                94-3060101
       ---------------------------------------------------------------
       (State or other          (Commission            (IRS Employer
        jurisdiction            File Number)         Identification No.)
        of incorporation)



      212 Mount Holly Road
        Katonah, New York                                     10536
     -----------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


             Registrant's telephone number, including area code:

                                (914) 232-2244
            ------------------------------------------------------

Item 4.           Changes in Registrant's Certifying Accountant

                  Registrant hereby reports the termination of Deloitte & Touche, LLP, its certifying accountant, as a cost saving measure because of the reduction of its business activities and the hiring of Michael, Adest & Blumenkrantz, with offices at 7 Penn Plaza, Room 316, New York, New York 10001

                  1. Deloitte & Touche, LLP has been terminated and the Registrant has engaged Michael, Adest & Blumenkrantz on March 20, 1998 to perform an audit of the Registrant for its fiscal year ended January 3, 1998.

                  2. Deloitte & Touche, LLP's report on the financial statements of the Registrant for the fiscal year ended December 28, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles and the report on the financial statements of the Registrant for the fiscal year ended December 30, 1995, was qualified as to the substantial doubt about the Registrant's ability to continue as a going concern.

                  3. The decision to change accountants was approved by Registrant's Board of Directors.

                  4. During the Registrant's fiscal years ended December 30, 1995, December 28, 1996 and January 3, 1998, and during the period January 4, 1998 through March 20, 1998, there were no disagreements between Registrant and its former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that if not resolved to the satisfaction of the former accountant would have caused the former accountant to refer to the subject matter of the disagreement in connection with the report.

                  5. During the Registrant's fiscal years ended December 30, 1995, December 28, 1996 and January 3, 1998, and during the period January 4, 1998 through March 20, 1998:

                           (i)   The accountant did not advise Registrant of
the lack of internal controls necessary to develop reliable financial statements;

                           (ii)  The accountant did not advise Registrant that
it could no longer rely on representations of Registrant's management or that it was unwilling to be associated with the financial statements prepared by Registrant's management;

                           (iii) The accountant did not advise Registrant of
the need to significantly expand the scope of its audit or of the existence of information that if further investigated could materially impact the fairness or reliability of audited reports or financial statements or cause the accountant to be unable to rely on management's representation; and

                           (iv)      The accountant did not advise Registrant of
information that, in the opinion of the accountant, materially impacted the fairness or reliability or a previously issued audit report or underlying financial statement.

                  Registrant, Utopia Marketing, Inc. hereby reports the engagement of a new accountant, Michael, Adest & Blumenkrantz. The below information is provided pursuant to Item 304(a) of Regulation S-K, Section 229.304(a).

                  1. Michael, Adest & Blumenkrantz was engaged by Registrant on March 20, 1998.

                  2. During the fiscal years ended December 30, 1995, December 28, 1996 and January 3, 1998, and during the period January 4, 1998 to the date of engagement of Michael, Adest & Blumenkrantz, Registrant did not consult the new firm of Michael, Adest & Blumenkrantz regarding (i) the application of accounting principles to a specified transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on Registrant's financial statements; or (iii) any matter that was the subject of a disagreement with Registrant's former accountant as defined in 304(a)(l)(iv) of Regulation S-K or any other matter that was a reportable event as defined in 304(a)(l)(v) of Regulation S-K.

Item 7.  Exhibits.

                  A letter from Deloitte & Touche, LLP addressed to the Securities Exchange Commission.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UTOPIA MARKETING, INC.




Dated: April 1, 1998                  By: /s/ SAMUEL L. EDELMAN
                                          ---------------------------
                                              Samuel L. Edelman,
                                              Chairman of the Board,
                                              Chief Executive Officer